                                                                    EXHIBIT 99.1

                               [AIMCO LETTERHEAD]



        Apartment Investment and Management Company Reports 18% Increase in First Quarter Per Share Results and Declares Dividend


      DENVER, April 22 /PRNewswire/ -- Apartment Investment and Management Company (NYSE: AIV) ("AIMCO") announced that its Adjusted Funds From Operations ("AFFO"), AIMCO's measure of economic profitability, equaled $59,912,000 or $0.87 per common share for the quarter ended March 31, 1999, compared to $36,232,000 or $0.74 per common share for the quarter ended March 31, 1998, an increase of 18% on a per share basis.

     AIMCO announced that its Funds From Operations ("FFO") equaled $66,225,000 or $0.96 per common share for the quarter ended March 31, 1999, compared to $39,087,000 or $0.80 per common share for the quarter ended March 31, 1998, an increase of 20% on a per share basis.

     First quarter 1999 "same store" sales for the 363 apartment communities containing 101,667 units owned during both 1999 and 1998, applying AIMCO's ownership interest in these "same store" apartment communities, showed a 4.2% increase in revenues, a 0.5% increase in operating expenses and a 6.5% increase in Net Operating Income from the first quarter of 1998.

     Weighted average physical occupancy for the 363 apartment communities was 94.8% for the quarter ended March 31, 1999, compared to 92.5% for the quarter ended March 31, 1998, an increase of 2.5%. Average monthly rent per occupied unit increased 1.8%, from $605 for the quarter ended March 31, 1998 to $616 for the quarter ended March 31, 1999.

     On April 21, 1999, the Board of Directors declared a cash dividend of $0.625 per common share for the quarter ended March 31, 1999, payable on May 14, 1999, to shareholders of record on May 7, 1999. The dividend is equivalent to an annualized dividend rate of $2.50 per common share and represents a distribution of 71.8% of AFFO and 65.1% of FFO for the quarter and a 6.3% yield based on the closing price of AIMCO's Class A Common Stock of $39.75 as of April 20, 1999.

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
                                      -2-

     AFFO, which is AIMCO's measure of economic profitability, is defined as FFO less an estimated reserve for capital replacements of $300 per apartment unit. The Company's management believes that FFO, less such a reserve, provides investors with an understanding of the Company's ability to incur and service debt and make capital expenditures. The Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. AIMCO calculates FFO based on the NAREIT definition, as adjusted for minority interest in the AIMCO Operating Partnership, amortization of goodwill, the non-cash deferred portion of the income tax provision for unconsolidated subsidiaries and less the payment of dividends on preferred stock. FFO should not be considered an alternative to net income or net cash flows from operating activities, as calculated in accordance with GAAP, as an indication of the Company's performance or as a measure of liquidity. FFO is not necessarily indicative of cash available to fund future cash needs. In addition, there can be no assurance that the Company's basis for computing FFO is comparable with that of other real estate investment trusts.

     The first quarter 1999 earnings conference call will be conducted on Monday, April 26, 1999 at 3:00 p.m. Eastern time. You may participate in the conference call by dialing 1-800-374-0616 approximately five minutes before the conference call is scheduled to begin and indicating that you wish to join the Apartment Investment and Management Company first quarter 1999 results conference call.

     AIMCO is a real estate investment trust with headquarters in Denver, Colorado and 35 regional operating centers, which holds a geographically diversified portfolio of apartment communities. AIMCO, through its subsidiaries, operates approximately 2,100 properties, including approximately 375,000 apartment units, and serves approximately one million residents. AIMCO's properties are located in 49 states, the District of Columbia and Puerto Rico.

     Summary (dollars in thousands, except per share data):

                                              Quarter Ended  Quarter Ended
                                                 3/31/99        3/31/98

Funds From Operations                            $66,225        $39,087
Adjusted Funds From Operations                    59,912         36,232
Net Income                                        13,956         21,642
Net Income Allocable to Common
 Shareholders                                        336         17,961

Per Common Share
Funds From Operations                            $  0.96        $  0.80
Adjusted Funds From Operations                      0.87           0.74
Basic Earnings Per Share                            0.01           0.44
Diluted Earnings Per Share                          0.01           0.43
Dividends Declared                                 0.625         0.5625

Payout Ratios
Funds From Operations                               65.1%          70.3%
Adjusted Funds From Operations                      71.8%          76.0%

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
                                      -3-

                     CONSOLIDATED STATEMENT OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)


                                               For the Three Months Ended March 31,
                                                    1999              1998
Rental property operations
Rental and other property revenues               $    112,586      $     71,336
Property operating expenses                           (43,170)          (26,309)
Owned property management expense                      (3,502)           (2,132)
Depreciation                                          (27,112)          (13,977)
Income from property operations                        38,802            28,918

Service Company Business
Management fees and other income                        8,556             4,821
Management and other expenses                          (8,902)           (1,961)
Corporate overhead allocation                              --              (151)
Income (loss) from service company
 business                                                (346)            2,709

General and administrative expenses                    (3,690)           (1,974)
Interest expense                                      (31,330)          (15,441)
Interest income                                        10,367             6,076
Equity in earnings (losses) of
 other partnerships (a)                                   816              (653)
Equity in earnings of unconsolidated
 subsidiaries                                           2,372             4,068
Minority interest in other partnerships                   111              (582)
Amortization of goodwill                               (1,942)           (1,717)
Income from operations                                 15,160            21,404

Gain on disposition of properties                          15             2,526
Income before minority interest
 in operating partnership                              15,175            23,930
Minority interest in operating
 partnership                                           (1,219)           (2,288)
Net income                                       $     13,956      $     21,642

Net income allocable to preferred
 shareholders                                    $     13,620      $      3,681
Net income allocable to common
 shareholders                                    $        336      $     17,961

Weighted average number of common
 shares outstanding                                    56,468            41,128
Weighted average number of common
 shares and common share
 equivalents outstanding                               58,412            41,310
Basic earnings per share                         $       0.01      $       0.44
Diluted earnings per share                       $       0.01      $       0.43

(a) In 1999, represents AIMCO's share of earnings from 168,817 units in which AIMCO holds an equity interest.

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                                       -4-

            FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited )

                                             For the Three Months Ended March 31,
                                                   1999               1998

Operating Activities:
Income before minority interest
 in Operating Partnership                      $     15,175       $     23,930
Gain on disposition of properties                       (15)            (2,526)
Real estate depreciation, net of
 minority interests                                  25,700             15,080
Real estate depreciation related to
 unconsolidated entities                             21,115                890
Amortization of goodwill                              2,602              2,389
Amortization of recoverable amount
 of management contracts                             10,397              1,379
Deferred taxes                                        2,456                309
Preferred stock dividends                           (10,347)            (2,364)
Preferred OP Unit distributions                        (858)                --
Funds From Operations                                66,225             39,087
Capital Replacements                                 (6,313)            (2,855)
Adjusted Funds From Operations                 $     59,912       $     36,232

Weighted average common shares,
 common shares equivalent and
 Operating Partnership units
 outstanding
Common stock and
 common stock equivalents                            58,412             41,310
Preferred stock convertible
 into common stock                                    2,463              2,463
Operating Partnership units                           8,308              5,296
                                                     69,183             49,069
Per Common Share:
Funds From Operations                          $       0.96       $       0.80
Adjusted Funds From Operations                 $       0.87       $       0.74
Dividends Declared                             $     0.6250       $     0.5625

Payout Ratios:
Funds From Operations                                  65.1%              70.3%
Adjusted Funds From Operations                         71.8%              76.0%


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                                       -5-

Other Data:                           March 31,       March 31,        Percentage
                                        1999            1998            Increase
Same store:
   Weighted average physical
     occupancy                             94.8%           92.5%            2.5%
    Average monthly rent per
     occupied unit                   $      616      $      605             1.8%

Total portfolio:
   Weighted average physical
     occupancy                             94.8%           92.5%            2.5%
    Average monthly rent per
     occupied unit                   $      606      $      591             2.5%

                                                                            Percentage
                                          March 31,      December 31,       Increase
Selected Balance Sheet Data:                 1999            1998           (Decrease)
Real estate, net                           $2,618,043     $2,601,022            0.7%
Investments in and notes
  receivable from unconsolidated
  real estate partnerships                  1,090,523      1,036,479            5.2%
Total assets                                4,291,747      4,268,285            0.5%
Total indebtedness                          1,608,895      1,660,715           (3.1%)
Total liabilities                           1,768,621      1,881,669           (6.0%)
Minority interest in
  operating partnership                       137,600        148,847           (7.6%)
Stockholders' equity                        2,152,613      1,902,564           13.1%
Total liabilities and
  stockholders' equity                      4,291,747      4,268,285            0.5%



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
                                     - 6 -

              STATEMENT OF OPERATIONS - AIMCO'S PRO RATA SHARE
                        (Proportionate and Equity Method)
                      (in thousands, except per share data)
                                   (unaudited)

                                     AIMCO's         AIMCO's          AIMCO's         1st Qtr.
                                      Share           Share           Share            1999              Equity          1st Qtr.
                                     Unconsol-      Unconsol-         Consol-         Propor-            Method            1999
                                      idated         idated           idated          tionate            Adjust-          Equity
                                     Partner-        Subsid-          Opera-          Consol-             ments           Method
                                      ships           iaries           tions          idation

Rental Property Operations
Rental and
  other property
  revenues                      $     75,550        $      --     $    112,586     $    188,136     $    (75,550)    $    112,586
Property
  operating
  expenses                           (34,942)              --          (43,170)         (78,112)          34,942          (43,170)
Owned property
  management
  expense                             (2,833)              --           (3,502)          (6,335)           2,833           (3,502)
Depreciation                         (21,115)              --          (27,112)         (48,227)          21,115          (27,112)
  Income from
    property
    operations                        16,660               --           38,802           55,462          (16,660)          38,802

Service Company
  Business
Management fees
  and other income                        --           36,260            8,556           44,816          (36,260)           8,556
Management and
  other expenses                          --          (20,112)          (6,595)         (26,707)          17,805           (8,902)
Amortization of
  management
  contracts                               --           (8,090)          (2,307)         (10,397)          10,397               --
  Income (loss)
    from service
    company business                      --            8,058             (346)           7,712           (8,058)            (346)
General and
  administrative
  expenses                                --               --           (3,690)          (3,690)              --           (3,690)
Interest
  expense                            (15,900)          (2,638)         (31,330)         (49,868)          18,538          (31,330)
Interest income                           56              170           10,367           10,593             (226)          10,367
Equity in
  earnings of
  unconsolidated
  partnerships                            --               --               --               --              816              816(a)
Equity in
  earnings of
  unconsolidated
  subsidiaries                            --               --               --               --            2,372            2,372(b)

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

                                     - 7 -

Minority interest
  in other
  partnerships                        --                --                111             111              --             111
Amortization of
  goodwill                            --              (660)            (1,942)         (2,602)            660          (1,942)
  Income from
    operations                       816             4,930             11,972          17,718          (2,558)         15,160
Provision for
  income taxes                        --            (2,558)                --          (2,558)          2,558              --
Gain on
  disposition
  of properties                       --                --                 15              15              --              15
  Income before
    minority
    interest
    in operating
    partnership                      816             2,372             11,987          15,175              --          15,175

 Minority interest
  in operating
  partnership                         --                --             (1,219)         (1,219)             --          (1,219)

    Net Income               $       816(a)    $     2,372(b)     $    10,768     $    13,956         $    --     $    13,956

(a) AIMCO's share of earnings in unconsolidated partnerships
(b) AIMCO's share of earnings in unconsolidated subsidiaries

Funds From Operations
  and Adjusted Funds
  From Operations:

Income before
 minority
 interest in
 operating
 partnership                 $       816       $     2,372        $    11,987     $    15,175              --     $    15,175
Gain on
 disposition
 of properties                        --                --                (15)            (15)             --             (15)
Real estate
 depreciation
 net of
 minority
 interest                             --                --             25,700          25,700              --          25,700
Real estate
 depreciation
 related to
 unconsolidated
 partnerships                     21,115                --                 --          21,115              --          21,115
Amortization of
 goodwill                             --               660              1,942           2,602              --           2,602
Amortization of
 recoverable
 amount of
 management
 contracts                            --             8,090              2,307          10,397              --          10,397


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
                                     - 8 -

Deferred taxes -
    unconsolidated
    subsidiaries                                --           2,456             --           2,456              --          2,456
  Class C Preferred
    Stock Dividend                              --              --         (1,350)         (1,350)             --         (1,350)
  Class D Preferred
    Stock Dividend                              --              --         (2,297)         (2,297)             --         (2,297)
  Class G Preferred
    Stock Dividend                              --              --         (2,373)         (2,373)             --         (2,373)
  Class H Preferred
    Stock Dividend                              --              --         (1,188)         (1,188)             --         (1,188)
  Class J Preferred
    Stock Dividend                              --              --         (2,000)         (2,000)             --         (2,000)
  Class K Preferred
    Stock Dividend                              --              --         (1,139)         (1,139)             --         (1,139)
  Class B Partnership
    Preferred
    Dividend                                    --              --           (678)           (678)             --           (678)
  Preferred OP
    Unit Distribution                           --              --           (180)           (180)             --           (180)

  Funds From
    Operations
    ("FFO")                                 21,931          13,578         30,716          66,225              --         66,225
  Capital
    Replacements                            (2,001)             --         (4,312)         (6,313)             --         (6,313)
  Adjusted Funds
    From
    Operations
    ("AFFO")                           $    19,930     $    13,578    $    26,404     $    59,912     $        --    $    59,912

  Weighted average
    common shares,
    common shares equivalent
    and Operating Partnership
    units outstanding
  Common stock and
    common stock
    equivalents                             58,412          58,412         58,412          58,412          58,412         58,412
  Preferred stock
    convertible
    into common
    stock                                    2,463           2,463          2,463           2,463           2,463          2,463
  Operating
    Partnership
    units                                    8,308           8,308          8,308           8,308           8,308          8,308
                                            69,183          69,183         69,183          69,183          69,183         69,183
  Funds From
    Operations
    ("FFO") Per
    Share                              $      0.32     $      0.20    $      0.44     $      0.96     $      0.00    $      0.96
  Adjusted Funds
    From
    Operations
    ("AFFO"]
    Per Share                          $      0.29     $      0.20    $      0.38          $0.87      $      0.00    $      0.87



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
                                     - 10 -

                          TABLE OF EFFECTIVE OWNERSHIP

                                                                           AIMCO's            AIMCO's         AIMCO's
                                        Total               Total         Effective          Effective        Average
          Ownership %                #Properties           #Units        #Properties          #Units        Ownership%

          Consolidated and Unconsolidated Real Estate
          Consolidated Real Estate:

          100%                             202              53,212            202               53,212           100%
          50.00% to 99.99%                  27               7,344             19                5,203            71%
          25.00% to 49.99%                  11               2,513              4                1,030            412
          5.00% to 24.99%                   --                  --             --                   --             0%
          < 4.99%                           --                  --             --                   --             0%
          Total                            240              63,069            225               59,445            94%

          Unconsolidated Real Estate:

          100%                              26               5,630             26                5,630           100%
          50.00% to 99.99%                  13               2,021              9                1,303            64%
          25.00% to 49.99%                 228              58,539             84               21,977            38%
          5.00% to 24.99%                  376              63,564             52                9,821            15%
          < 4.99%                          248              39,063              4                  603             2%

          Total                            891             168,817            175               39,334            23%

          Total Owned Portfolio:

          100%                             228              58,842            228               58,842           100%
          50.00% to 99.99%                  40               9,365             28                6,506            69%
          25.00% to 49.99%                 239              61,052             88               23,007            38%
          5.00% to 24.99%                  376              63,564             52                9,821            15%
          < 4.99%                          248              39,063              4                  603             2%

          Total                          1,131             231,886            400               98,779            43%

          Conventional and Government Assisted Real Estate
          Conventional Real Estate:

          100%                              221             57,489            221               57,489           100%
          50.00% to 99.99%                   25              7,173             18                5,054            70%
          25.00% to 49.99%                  172             49,991             65               19,184            38%
          5.00% to 24.99%                   130             32,718             23                5,903            18%
          < 4.99%                           115             24,684              1                  341             1%

          Total                             663            172,055            328               87,971            51%

          Government Assisted Real Estate:

          100%                                7              1,353              7                1,353           100%
          50.00% to 99.99%                   15              2,192             10                1,453            66%
          25.00% to 49.99%                   66             10,885             23                3,779            35%
          5.00% to 24.99%                   247             31,022             30                3,961            13%
          < 4.99%                           133             14,379              2                  262             2%

          Total                             468             59,831             72               10,808            18%

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
                                      -11-


Total Owned Portfolio:

100%                          228         58,842            228         58,842             100%
50.00% to 99.99%               40          9,365             28          6,507              69%
25.00% to 49.99%              238         60,876             88         22,963              38%
5.00% to 24.99%               377         63,740             53          9,864              15%
< 4.99                        248         39,063              3            603               2%
Total                       1,131        231,886            400         98,779              43%

Management
 Contracts
  Long Term
   Contractual                424         61,334             --             --              --
  Short Term
   Third Party                516         80,189             --             --              --
  Total                       940        141,523             --             --              --
Total Portfolio             2,071        373,409            400         98,779              26%

                     ANALYSIS OF DEBT AND EQUITY COMPONENTS
                    (in thousands, except interest rate data)
                                   (unaudited)

Property Debt:
    Consolidated vs. Unconsolidated:

                                                         Amount       Wtd. Avg. Interest Rate
       Consolidated                                  $  1,484,594             7.09%
       Unconsolidated                                $    752,215             7.57%

       Total                                         $  2,236,809

Corporate Debt:

                                                         Amount            Interest Rate     Term
                                                     $     58,300             7.53%        Revolving
                                                           21,000             6.96%           1 Year
                                                           45,000             7.45%        Revolving
       Total                                         $    124,300

Common Shares Outstanding:
    Common Stock                                           61,658
    Common Stock Equivalent                                 2,463
    OP Units                                                5,962

    Total                                                  70,083

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
                                      -12-

Preferred Stock:

                                                      Amount           Coupon
     Perpetual:
     Class C                                        $   60,000           9.00%
     Class D                                           105,000           8.75%
     Class G                                           101,250           9.38%
     Class H                                            50,000           9.50%
     Preferred OP Units                                  9,000           8.00%

     Total                                          $  325,250

     Convertible:
     Class B                                        $   75,000           8.21%
     Class J                                           100,000           8.00%
     Class K                                           125,000           8.00%
     Class B Partnership
       Preferred OP Units                               35,000           7.75%
     6 1/2% Trust Based
       Preferred Securities                            149,500           6.50%

     Total                                          $  484,500

                  QUARTER COMPARISONS SAME STORE SALES BY STATE
                              (Ownership Effected)
                        (in thousands, except unit data)


                                             REVENUES

                           Units     Qtr 1 1999     Qtr 1 1998          Variance
MISSOURI                     410     $      181     $      164           10.4%
OKLAHOMA                     240            110            102            7.8%
ALABAMA                    2,218          1,295          1,231            5.2%
VIRGINIA                   6,963         10,359          9,617            7.7%
NEBRASKA                     516            270            269            0.4%

PENNSYLVANIA               3,028          2,666          2,481            7.5%
TEXAS (HOUSTON)           11,024         10,132          9,677            4.7%
NEW JERSEY                 1,384          1,004            956            5.0%
TEXAS (DALLAS)             5,585          3,385          3,197            5.9%
MISSISSIPPI                  314            267            261            2.3%

CALIFORNIA                   870          1,546          1,465            5.5%
CONNECTICUT                  314            361            344            4.9%
OHIO                       1,433            909            841            8.1%
IOWA                         843            510            461           10.6%
FLORIDA (ORLANDO)          2,725          2,928          2,835            3.3%

TEXAS (OTHER)              7,813          7,892          7,636            3.4%
GEORGIA                    5,819          6,781          6,525            3.9%
MARYLAND                   4,016          3,066          2,882            6.4%
COLORADO                   3,407          4,158          3,931            5.8%
ILLINOIS                   3,564          6,539          6,091            7.4%

WASHINGTON                   398            289            275            5.1%
FLORIDA (MIAMI)            5,153          8,570          8,304            3.2%
KENTUCKY                   1,330          1,275          1,242            2.7%
SOUTH CAROLINA             2,178          1,144          1,103            3.7%
MICHIGAN                     614            860            840            2.4%



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
                                      -13-

NORTH CAROLINA           4,014          3,281          3,165              3.7%
NEW YORK                   532            570            554              2.9%
LOUISIANA                  948          1,119          1,084              3.2%
NEVADA                   1,250          1,551          1,564             -0.8%
UTAH                     2,115          2,219          2,133              4.0%

ARIZONA                  6,996          9,855          9,576              2.9%
NEW MEXICO                 908          1,231          1,242             -0.9%
KANSAS                     874            707            685              3.2%
FLORIDA (OTHER)          5,334          5,228          5,173              1.1%
WASHINGTON DC              176            158            149              6.0%

ARKANSAS                   646          1,207          1,175              2.7%
INDIANA                  2,721            929            919              1.1%
TENNESSEE                2,994          2,189          2,298             -4.7%
TOTAL                  101,667        106,741        102,447              4.2%

                                             EXPENSES

                         Units       Qtr 1 1999     Qtr 1 1998        Variance
MISSOURI                     410     $       85     $       88           -3.4%
OKLAHOMA                     240             58             58            0.0%
ALABAMA                    2,218            622            658           -5.5%
VIRGINIA                   6,963          3,293          3,501           -5.9%
NEBRASKA                     516            118            135          -12.6%

PENNSYLVANIA               3,028          1,138          1,126            1.1%
TEXAS (HOUSTON)           11,024          3,981          4,155           -4.2%
NEW JERSEY                 1,384            368            384           -4.2%
TEXAS (DALLAS)             5,585          1,471          1,467            0.3%
MISSISSIPPI                  314            110            118           -6.8%

CALIFORNIA                   870            431            449           -4.0%
CONNECTICUT                  314             91             97           -6.2%
OHIO                       1,433            444            412            7.8%
IOWA                         843            257            227           13.2%
FLORIDA (ORLANDO)          2,725          1,059          1,097           -3.5%

TEXAS (OTHER)              7,813          3,270          3,327           -1.7%
GEORGIA                    5,819          2,167          2,194           -1.2%
MARYLAND                   4,016          1,477          1,390            6.3%
COLORADO                   3,407          1,230          1,180            4.2%
ILLINOIS                   3,564          1,848          1,600           10.0%

WASHINGTON                   398            124            119            4.2%
FLORIDA (MIAMI)            5,153          2,836          2,863           -0.9%
KENTUCKY                   1,330            580            581           -0.2%
SOUTH CAROLINA             2,178            571            558            2.3%
MICHIGAN                     614            353            357           -1.1%

NORTH CAROLINA             4,014          1,264          1,241            1.9%
NEW YORK                     532            263            261            0.8%
LOUISIANA                    948            327            320            2.2%
NEVADA                     1,250            571            613           -6.9%
UTAH                       2,115            750            703            6.7%



                                     (more)

ARIZONA                     6,996          3,737          3,595           3.9%
NEW MEXICO                    908            444            464          -4.3%
KANSAS                        874            273            254           7.5%
FLORIDA (OTHER)             5,334          2,100          1,996           5.2%
WASHINGTON DC                 176             64             53          20.8%

ARKANSAS                      646            409            359          13.9%
INDIANA                     2,721            567            539           5.2%
TENNESSEE                   2,994          1,017            936           8.7%
TOTAL                     101,667         39,768         39,555           0.5%


                                       NET OPERATING INCOME

                          Units      Qtr 1 1999     Qtr 1 1998          Variance
MISSOURI                     410     $       96     $       76           26.3%
OKLAHOMA                     240             52             44           18.2%
ALABAMA                    2,218            673            573           17.5%
VIRGINIA                   6,963          7,066          6,116           15.5%
NEBRASKA                     516            152            134           13.4%

PENNSYLVANIA               3,028          1,528          1,355           12.8%
TEXAS (HOUSTON)           11,024          6,151          5,522           11.4%
NEW JERSEY                 1,384            636            572           11.2%
TEXAS (DALLAS)             5,585          1,914          1,730           10.6%
MISSISSIPPI                  314            157            143            9.8%

CALIFORNIA                   870          1,115          1,016            9.7%
CONNECTICUT                  314            270            247            9.3%
OHIO                       1,433            465            429            8.4%
IOWA                         843            253            234            8.1%
FLORIDA (ORLANDO)          2,725          1,869          1,738            7.5%

TEXAS (OTHER)              7,813          4,622          4,309            7.3%
GEORGIA                    5,819          4,614          4,331            6.5%
MARYLAND                   4,016          1,589          1,492            6.5%
COLORADO                   3,407          2,928          2,751            6.4%
ILLINOIS                   3,564          4,691          4,411            6.3%

WASHINGTON                   398            165            156            5.8%
FLORIDA (MIAMI)            5,153          5,734          5,441            5.4%
KENTUCKY                   1,330            695            661            5.1%
SOUTH CAROLINA             2,178            573            545            5.1%
MICHIGAN                     614            507            483            5.0%

NORTH CAROLINA             4,014          2,017          1,924            4.8%
NEW YORK                     532            307            293            4.8%
LOUISIANA                    948            792            764            3.7%
NEVADA                     1,250            980            951            3.0%
UTAH                       2,115          1,469          1,430            2.7%

ARIZONA                    6,996          6,118          5,981            2.3%
NEW MEXICO                   908            787            778            1.2%
KANSAS                       874            434            431            0.7%
FLORIDA (OTHER)            5,334          3,128          3,177           -1.5%
WASHINGTON DC                176             94             96           -2.1%





                                     (more)

ARKANSAS                     646            798            816          -2.2%
INDIANA                    2,721            362            380          -4.7%
TENNESSEE                  2,994          1,172          1,362         -14.0%
TOTAL                    101,667         66,973         62,892           6.5%

SOURCE Apartment Investment and Management Company

       -0-                         04/22/99

       /CONTACT: Peter Kompaniez, President, 714-593-1723, or Troy Butts, Senior Vice President and Chief Financial Officer, or Leeann Morein, Senior Vice President - Investor Services, 303-757-8101, investor@aimco.com, all of Apartment Investment and Management Company/
       /Web Site:  htp://www.aimco.com/
       (AIV)


                                     - 30 -